UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

MEDICAL PROPERTIES TRUST, INC.

(Name of Registrant as Specified in its Charter)

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Your Vote Counts! MEDICAL PROPERTIES TRUST, INC. 2026 Annual Meeting Vote by May 27, 2026 11:59 PM ET GENERAL BROKER Hextone, Inc. P.O. Box 9142 Farmingdale, NY 11735 Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 1 OF 2 322,224 148,294 FLASHID-JOB# You invested in MEDICAL PROPERTIES TRUST, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 28, 2026. View the Notice & Proxy Statement, 10K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 14, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Get informed before you vote For complete information and to vote, visit www.ProxyVote.comControl # P V XXXX XXXX XXXX XXXX Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 28, 2026 10:30 AM CDT The UAB Collat School of Business 710 13th Street South Birmingham, Alabama 35233 * If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

MEDICAL PROPERTIES TRUST, INC.
2026 Annual Meeting
Vote by May 27, 2026
11:59 PM ET

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1A	Edward K. Aldag, Jr.	For
1B	G. Steven Dawson	For
1C	R. Steven Hamner	For
1D	Caterina A. Mozingo	For
1E	Emily W. Murphy	For
1F	Elizabeth N. Pitman	For
1G	D. Paul Sparks, Jr.	For
1H	Michael G. Stewart	For
1I	C Reynolds Thompson III	For
2	To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.	For
3	To approve, on a non-binding, advisory basis, the compensation of the Company's named executive officers.	For
4	To approve the Medical Properties Trust Second Amended and Restated 2019 Equity Incentive Plan.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Under New York Stock Exchange rules, brokers may vote "routine" matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. **We will nevertheless follow your instructions, even if the broker's discretionary vote has already been given, provided your instructions are received prior to the meeting date.**

1.00000
322,224
148,294

FLASHID-JOB#